NEITHER  THE  ISSUANCE  AND  SALE  OF  THE  SECURITIES  REPRESENTED  BY
THIS  CERTIFICATE  NOR  THE  SECURITIES  INTO  WHICH  THESE  SECURITIES
ARE  CONVERTIBLE  HAVE  BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT
OF   1933,   AS   AMENDED,   OR   APPLICABLE   STATE   SECURITIES   LAWS.
THE
SECURITIES   MAY   NOT   BE   OFFERED   FOR   SALE,   SOLD,   TRANSFERRED   OR
ASSIGNED    (I)    IN    THE    ABSENCE    OF    (A)    AN    EFFECTIVE
REGISTRATION
STATEMENT  FOR  THE  SECURITIES  UNDER  THE  SECURITIES  ACT  OF  1933,  AS
AMENDED,  OR  (B)  AN  OPINION  OF  COUNSEL  (WHICH  COUNSEL  SHALL  BE
SELECTED  BY  THE  HOLDER),  IN  A  GENERALLY  ACCEPTABLE  FORM,  THAT
REGISTRATION  IS  NOT  REQUIRED  UNDER  SAID  ACT  OR  (II)  UNLESS  SOLD
PURSUANT      TO      RULE      144      OR      RULE      144A      UNDER
SAID      ACT.
NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.



PRINCIPAL AMOUNT: US$77,750                   ISSUE DATE: JULY 6, 2016
PURCHASE PRICE: US$77,750

                    CONVERTIBLE PROMISSORY NOTE

      FOR  VALUE  RECEIVED,  CLEAN  ENERGY  TECHNOLOGIES,  INC.,  a  Nevada
corporation   (hereinafter   called   the   "Borrower"),   hereby   promises
to   pay   to   the   order   of
AUCTUS   FUND,   LLC,   a   Delaware   limited   liability   company,   or
registered   assigns   (the
"Holder")  the  sum  of  US$77,750  together  with  any  interest  as  set forth  herein,  on  April  6,  2017
(the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of ten percent (10%) (the "Interest Rate") per annum from the date hereof (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or
otherwise.   This  Note  may  not  be  prepaid  in  whole  or  in  part  except as  otherwise  explicitly  set
forth herein with the written consent of the Holder which may be withheld for any reason or for no reason. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty-four percent (24%) per annum from the due date thereof until the
same is paid (the "Default Interest").   Interest shall commence accruing on the
date that the Note
is fully paid and shall be computed on the basis of a 360-day year and the actual number of days elapsed. All payments due hereunder (to the extent not converted into common stock, $0.001 par value per share (the "Common Stock") in accordance with the terms hereof) shall be made in
lawful  money  of  the  United  States  of  America.   All  payments  shall  be
made  at  such  address  as
the  Holder  shall  hereafter  give  to  the  Borrower  by  written  notice made  in  accordance  with  the
provisions  of  this  Note.   Whenever  any  amount  expressed  to  be  due  by
the  terms  of  this  Note  is
due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account  for  purposes  of  determining  the  amount  of  interest  due  on
such  date.   As  used  in  this
Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which  commercial  banks  in  the  city  of  New  York,  New  York  are authorized  or  required  by  law
or  executive  order  to  remain  closed.    Each  capitalized  term  used
herein,  and  not  otherwise
defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement
dated   the   date   hereof,   pursuant   to   which   this   Note   was
originally   issued   (the   "Purchase
Agreement").

      This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the
Borrower and will not impose personal liability upon the holder thereof.

      The following terms shall apply to this Note:

                      ARTICLE I.  CONVERSION RIGHTS

           1.1 Conversion  Right.   The  Holder  shall  have  the  right  from
time  to  time,  and  at
any time following one hundred eighty (180) days after the date of this Note and ending on the later of (i) the Maturity Date and (ii) the date of payment of the Default Amount (as defined in
Article  III)  pursuant  to  Section  1.6(a)  or  Article  III,  each  in respect  of  the  remaining  outstanding
principal amount of this Note to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock, as such
Common  Stock  exists  on  the  Issue  Date,  or  any  shares  of  capital stock  or  other  securities  of  the
Borrower into which such Common Stock shall hereafter be changed or reclassified at the
Conversion Price (as defined below) determined as provided herein (a "Conversion"); provided, however,  that  in  no  event  shall  the  Holder  be  entitled  to  convert any  portion  of  this  Note  in
excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of
Common   Stock   which   may   be   deemed   beneficially   owned   through
the   ownership   of   the
unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the
outstanding shares of Common Stock.   For purposes of the proviso to the
immediately preceding
sentence,  beneficial  ownership  shall  be  determined  in  accordance  with
Section  13(d)  of  the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulations 13D-G
thereunder,   except   as   otherwise   provided   in   clause   (1)   of   such
proviso,   provided,   further,
however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Borrower, and the provisions of the
conversion   limitation   shall   continue   to   apply   until   such   61st
day   (or   such   later   date,   as
determined  by  the  Holder,  as  may  be  specified  in  such  notice  of
waiver).   The  number  of  shares
of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect  on  the  date  specified  in  the  notice  of  conversion,  in  the form  attached  hereto  as  Exhibit  A
(the "Notice of Conversion"), delivered to the Borrower by the Holder in accordance with
Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before
6:00  p.m.,  New  York,  New  York  time  on  such  conversion  date  (the
"Conversion  Date").   The
term "Conversion Amount" means, with respect to any conversion of this Note, the sum of (1)
the principal amount of this Note to be converted in such conversion plus (2) at the Holder's option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, provided however, that the Borrower shall have the right to pay any or all interest in cash plus (3) at the Holder's option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder's option, any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof.

           1.2 Conversion Price.

                 (a)  Calculation  of  Conversion  Price.   Subject  to  the
adjustments  described
herein,  and  provided  that  no  Event  of  Default  (as  defined  in  Article
III)  has  occurred,  the
conversion  price  (the  "Conversion  Price")  shall  equal  the  lesser  of
(i)  55%  multiplied  by  the
lowest Trading Price (as defined below) (representing a discount rate of 45%) during the previous twenty (20) Trading Day period ending on the latest complete Trading Day prior to the date of this Note and (ii) the Variable Conversion Price (as defined herein) (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the
Borrower's   securities   or   the   securities   of   any   subsidiary   of
the   Borrower,   combinations,
recapitalization,  reclassifications,  extraordinary  distributions  and
similar  events).   The  "Variable
Conversion   Price"   shall   mean   55%   multiplied   by   the   Market
Price   (as   defined   herein)
(representing  a  discount  rate  of  45%).    "Market  Price"  means  the
lowest  Trading  Price  (as
defined  below)  for  the  Common  Stock  during  the  twenty  (20)  Trading
Day  period  ending  on  the
latest  complete  Trading  Day  prior  to  the  Conversion  Date.    "Trading
Price"  means,  for  any
security as of any date, the lesser of: (i) the lowest trade price on the Over-the-Counter Bulletin
Board (the "OTCBB"), OTCQB or applicable trading market as reported by a reliable reporting service  ("Reporting  Service")  designated  by  the  Holder  or,  if  the
OTCBB  is  not  the  principal
trading market for such security, the trading price of such security on the principal securities exchange  or  trading  market  where  such  security  is  listed  or  traded or,  if  no  trading  price  of  such
security is available in any of the foregoing manners, the average of the trading prices of any market makers for such security that are listed in the "pink sheets" by the OTC Markets Group,
Inc.,  or  (ii)  the  closing  bid  price  on  the  OTCBB,  OTCQB  or applicable  trading  market  as
reported by a Reporting Service designated by the Holder or, if the OTCBB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange  or  trading  market  where  such  security  is  listed  or  traded or,  if  no  closing  bid  price  of
such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the "pink sheets" by the OTC Markets
Group,  Inc.   To  the  extent  the  Conversion  Price  of  the  Borrower's
Common  Stock  closes  below
the par value per share, the Borrower will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. The Borrower agrees to  honor  all  conversions  submitted  pending  this  adjustment.
Furthermore,  the  Conversion  Price
may be adjusted downward if, within three (3) business days of the transmittal of the Notice of
Conversion to the Borrower, the Common Stock has a closing bid which is 5% or lower than that set  forth  in  the  Notice  of  Conversion.  If  the  shares  of  the
Borrower's  Common  Stock  have  not
been delivered within three (3) business days to the Borrower, the Notice of Conversion may be
rescinded.   At  any  time  after  the  Closing  Date,  if  in  the  case  that the  Borrower's  Common  Stock
is not deliverable by DWAC (including if the Borrower's transfer agent has a policy prohibiting
or   limiting   delivery   of   shares   of   the   Borrower's   Common   Stock
specified   in   a   Notice   of
Conversion), an additional 10% discount will apply for all future conversions
under all Notes.   If
in the case that the Borrower's Common Stock is "chilled" for deposit into the DTC system and
only   eligible   for   clearing   deposit,   an   additional   15%   discount
shall   apply   for   all   future
conversions  under  all  Notes  while  the  "chill"  is  in  effect.   If  in
the  case  of  both  of  the  above,  an
additional  cumulative  25%  discount  shall  apply.   Additionally,  if  the
Company  ceases  to  be  a
reporting company pursuant to the 1934 Act or if the Note cannot be converted into free trading shares  after  one  hundred  eighty-one  (181)  days  from  the  Issue  Date, an  additional  15%  discount
will  be  attributed  to  the  Conversion  Price.   If  the  Trading  Price
cannot  be  calculated  for  such
security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the
Notes  being  converted  for  which  the  calculation  of  the  Trading  Price is  required  in  order  to
determine  the  Conversion  Price  of  such  Notes.   "Trading  Day"  shall
mean  any  day  on  which  the
Common Stock is tradable for any period on the OTCBB, OTCQB or on the principal securities exchange  or  other  securities  market  on  which  the  Common  Stock  is  then
being  traded.    The
Borrower shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance.

                 (b)  Conversion  Price  During  Major  Announcements.
Notwithstanding
anything contained in Section 1.2(a) to the contrary, in the event the Borrower
(i) makes a public
announcement that it intends to consolidate or merge with any other corporation (other than a merger  in  which  the  Borrower  is  the  surviving  or  continuing corporation  and  its  capital  stock  is
unchanged) or sell or transfer all or substantially all of the assets of the Borrower or (ii) any person, group or entity (including the Borrower) publicly announces a tender offer to purchase
50%  or  more  of  the  Borrower's  Common  Stock  (or  any  other  takeover scheme)  (the  date  of  the
announcement  referred  to  in  clause  (i)  or  (ii)  is  hereinafter  referred
to  as  the   "Announcement
Date"),  then  the  Conversion  Price  shall,  effective  upon  the
Announcement  Date  and  continuing
through  the  Adjusted  Conversion  Price  Termination  Date  (as  defined below),  be  equal  to  the
lower  of  (x)  the  Conversion  Price  which  would  have  been  applicable for  a  Conversion  occurring
on the Announcement Date and (y) the Conversion Price that would otherwise be in effect. From
and   after   the   Adjusted   Conversion   Price   Termination   Date,   the
Conversion   Price   shall   be
determined  as  set  forth  in  this  Section  1.2(a).   For  purposes  hereof,
"Adjusted  Conversion  Price
Termination Date" shall mean, with respect to any proposed transaction or tender offer (or takeover scheme) for which a public announcement as contemplated by this Section 1.2(b) has been made, the date upon which the Borrower (in the case of clause
(i)  above)  or  the  person,
group or entity (in the case of clause (ii) above) consummates or publicly announces the termination or abandonment of the proposed transaction or tender offer (or takeover scheme) which caused this Section 1.2(b) to become operative.

                 (c) Pro Rata Conversion; Disputes. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this
Note, the Borrower shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 4.13.

           1.3 Authorized   Shares.     The   Borrower   covenants   that
during   the   period   the
conversion right exists, the Borrower will reserve from its authorized and unissued Common

Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of
Common Stock upon the full conversion of this Note issued pursuant to the Purchase Agreement.
The Borrower is required at all times to have authorized and reserved seven times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Notes in effect from time to time) (the "Reserved Amount"). The Reserved Amount shall be increased from time to time in accordance with the Borrower's obligations pursuant to Section
3(d)  of  the  Purchase  Agreement.   The  Borrower  represents  that  upon
issuance,  such  shares  will
be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any  securities  or  make  any  change  to  its  capital  structure  which would  change  the  number  of
shares   of   Common   Stock   into   which   the   Notes   shall   be
convertible   at   the   then   current
Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from
preemptive  rights,  for  conversion  of  the  outstanding  Notes.   The
Borrower  (i)  acknowledges  that
it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority  to  its  officers  and  agents  who  are  charged  with  the  duty of  executing  stock  certificates
to execute and issue the necessary certificates for shares of Common Stock in accordance with
the  terms  and  conditions  of  this  Note.    Notwithstanding  the  foregoing,
in  no  event  shall  the
Reserved   Amount   be   lower   than   the   initial   Reserved   Amount,
regardless   of   any   prior
conversions.

           If, at any time the Borrower does not maintain or replenish the Reserved Amount within three (3) business days of the request of the Holder, the principal amount of the Note shall increase by Five Thousand and No/100 United States Dollars ($5,000) (under Holder's and
Borrower's expectation that any principal amount increase will tack back to the Issue Date) per occurrence.

           1.4 Method of Conversion.

                 (a)  Mechanics  of  Conversion.   Subject  to  Section  1.1,
this  Note  may  be
converted by the Holder in whole or in part at any time from time to time after the Issue Date, by
(A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 5:00 p.m., New York, New
York time) and (B) subject to Section 1.4(b), surrendering this Note at the principal office of the Borrower.

                 (b)  Surrender  of  Note  Upon  Conversion.   Notwithstanding
anything  to  the
contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the
Holder shall not be required to physically surrender this Note to the Borrower unless the entire
unpaid  principal  amount  of  this  Note  is  so  converted.    The  Holder
and  the  Borrower  shall
maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, prima facie, be controlling and determinative in
the  absence  of  manifest  error.    Notwithstanding  the  foregoing,  if  any
portion  of  this  Note  is
converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the
remaining unpaid principal amount of  this  Note.   The Holder and any assignee,
by acceptance of
this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

                 (c)  Payment  of  Taxes.   The  Borrower  shall  not  be
required  to  pay  any  tax
which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this
Note  in  a  name  other  than
that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

                 (d)  Delivery  of  Common  Stock  Upon  Conversion.    Upon
receipt  by  the
Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (the "Deadline")
(and,  solely  in  the  case  of
conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement.

                 (e)  Obligation  of  Borrower  to  Deliver  Common  Stock.
Upon  receipt  by
the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and,  unless  the  Borrower  defaults  on  its  obligations  under  this
Article  I,  all  rights  with  respect  to
the portion of this Note being so converted shall forthwith terminate except the right to receive
the   Common   Stock   or   other   securities,   cash   or   other   assets,
as   herein   provided,   on   such
conversion.    If  the  Holder  shall  have  given  a  Notice  of  Conversion as  provided  herein,  the
Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit  such  obligation  of  the  Borrower  to  the  Holder  in  connection
with  such  conversion.   The
Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 5:00 p.m., New York, New York time, on such date.

                 (f)  Delivery   of   Common   Stock   by   Electronic
Transfer.     In   lieu   of
delivering   physical   certificates   representing   the   Common   Stock
issuable   upon   conversion,
provided   the   Borrower   is   participating   in   the   Depository   Trust
Company   ("DTC")   Fast
Automated   Securities   Transfer   ("FAST")   program,   upon   request   of
the   Holder   and   its
compliance  with  the  provisions  contained  in  Section  1.1  and  in  this
Section  1.4,  the  Borrower
shall use its commercially reasonable best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of
Holder's Prime Broker with DTC through its Deposit Withdrawal At Custodian ("DWAC") system.

                 (g) DTC Eligibility & Sub-Penny. If the Borrower fails to maintain its status as "DTC Eligible" for any reason, or, if the Conversion Price is less than $0.01, the principal amount of the Note shall increase by Fifteen Thousand and No/100 United States
Dollars   ($15,000)   (under   Holder's   and   Borrower's   expectation   that
any   principal   amount
increase  will  tack  back  to  the  Issue  Date).   In  addition,  the
Variable  Conversion  Price  shall  be
redefined to mean forty percent (40%) multiplied by the Market Price, subject to adjustment as provided in this Note.

                 (h)  Failure   to   Deliver   Common   Stock   Prior   to
Delivery   Deadline.
Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon  conversion  of  this  Note  is  not  delivered  by  the  Deadline  (other than  a  failure  due  to  the
circumstances described in Section 1.3 above, which failure shall be governed by such Section)
the Borrower shall pay to the Holder $2,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock until the Borrower issues and delivers a certificate to the Holder or credit the Holder's balance account with OTC for the number of shares of Common Stock to which the Holder is entitled upon such Holder's conversion of any
Conversion Amount (under Holder's and Borrower's expectation that any damages will tack back
to  the  Issue  Date)..   Such  cash  amount  shall  be  paid  to  Holder  by
the  fifth  day  of  the  month
following  the  month  in  which  it  has  accrued  or,  at  the  option  of the  Holder  (by  written  notice  to
the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible
into  Common  Stock  in  accordance  with  the  terms  of  this  Note.   The
Borrower  agrees  that  the
right  to  convert  is  a  valuable  right  to  the  Holder.   The  damages
resulting  from  a  failure,  attempt
to frustrate, interference with such conversion right are difficult if not impossible to qualify.
Accordingly the parties acknowledge that the liquidated damages provision contained in this
Section 1.4(h) are justified.

                 (i)   Rescindment  of  a  Notice  of  Conversion.   If  (i)
the  Borrower  fails
to respond to Holder within one (1) business day from the Conversion Date confirming the details of Notice of Conversion, (ii) the Borrower fails to provide any of the shares of the Borrower's Common Stock requested in the Notice of Conversion within three (3) business days from the date of receipt of the Note of Conversion, (iii) the Holder is unable to procure a legal opinion required to have the shares of the Borrower's Common Stock issued unrestricted and/or deposited to sell for any reason related to the Borrower's standing,
(iv)  the  Holder  is  unable  to
deposit the shares of the Borrower's Common Stock requested in the Notice of Conversion for any reason related to the Borrower's standing, (v) at any time after a missed Deadline, at the
Holder's sole discretion, or (vi) if OTC Markets changes the Borrower's designation to `Limited
Information' (Yield), `No Information' (Stop Sign), `Caveat Emptor' (Skull & Crossbones),
`OTC', `Other OTC' or `Grey Market' (Exclamation Mark Sign) or other trading restriction on the day of or any day after the Conversion Date, the Holder maintains the option and sole discretion to rescind the Notice of Conversion ("Rescindment") with a "Notice of Rescindment."

           1.5 Concerning   the   Shares.      The   shares   of   Common
Stock   issuable   upon
conversion of this Note may not be sold or transferred unless   (i) such shares
are sold pursuant to
an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall
have  been  furnished  with  an  opinion  of   counsel  (which  opinion  shall
be  in  form,  substance  and
scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) ("Rule 144") or (iv) such shares are transferred to an "affiliate" (as defined in
Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement).
Except as otherwise provided in the Purchase Agreement (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this
Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:


      "NEITHER      THE      ISSUANCE      AND      SALE      OF      THE
SECURITIES
      REPRESENTED   BY   THIS   CERTIFICATE   NOR   THE   SECURITIES   INTO
      WHICH      THESE      SECURITIES      ARE      EXERCISABLE      HAVE
BEEN
      REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,  OR
      APPLICABLE  STATE  SECURITIES  LAWS.   THE  SECURITIES  MAY  NOT  BE
      OFFERED   FOR   SALE,   SOLD,   TRANSFERRED   OR   ASSIGNED   (I)   IN
THE
      ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY
      THE     HOLDER),     IN     A     GENERALLY     ACCEPTABLE     FORM,
THAT
      REGISTRATION   IS   NOT   REQUIRED   UNDER   SAID   ACT   OR   (II)
UNLESS
      SOLD   PURSUANT   TO   RULE   144   OR   RULE   144A   UNDER   SAID   ACT.
      NOTWITHSTANDING    THE    FOREGOING,    THE    SECURITIES    MAY    BE
      PLEDGED  IN  CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR
      OTHER    LOAN    OR    FINANCING    ARRANGEMENT    SECURED    BY    THE
      SECURITIES."

           The legend set forth above shall be removed and the Borrower shall issue to the
Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such

Common   Stock   may   be   made   without   registration   under   the   Act,
which   opinion   shall   be
reasonably accepted by the Borrower so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. In the event that the Borrower does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an
Event of Default pursuant to Section 3.2 of the Note.

           1.6 Effect of Certain Events.

                 (a)  Effect  of  Merger,  Consolidation,  Etc.   At  the
option  of  the  Holder,  the
sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than
50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business  combination  of  the  Borrower  with  or  into  any  other  Person
(as  defined  below)  or
Persons when the Borrower is not the survivor shall either: (i) be deemed to be an Event of
Default (as defined in Article III) pursuant to which the Borrower shall be required to pay to the
Holder  upon  the  consummation  of  and  as  a  condition  to  such transaction  an  amount  equal  to  the
Default  Amount  (as  defined  in  Article  III)  or  (ii)  be  treated pursuant  to  Section  1.6(b)  hereof.
"Person"   shall   mean   any   individual,   corporation,   limited   liability
company,   partnership,
association, trust or other entity or organization.

                 (b)  Adjustment  Due  to  Merger,  Consolidation,  Etc.   If,
at  any  time  when
this  Note  is  issued  and  outstanding  and  prior  to  conversion  of  all of  the  Notes,  there  shall  be  any
merger,   consolidation,   exchange   of   shares,   recapitalization,
reorganization,   or   other   similar
event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the
Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the
Borrower,  then  the  Holder  of  this  Note  shall  thereafter  have  the right  to  receive  upon  conversion
of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the
shares   of   Common   Stock   immediately   theretofore   issuable   upon
conversion,   such   stock,
securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion
Price  and  of  the  number  of  shares  issuable  upon  conversion  of  the
Note)  shall  thereafter  be
applicable, as nearly as may be practicable in relation to any securities or assets thereafter
deliverable  upon  the  conversion  hereof.   The  Borrower  shall  not  affect
any  transaction  described
in this Section 1.6(b) unless (a) it first gives, to the extent practicable, thirty (30) days prior written  notice  (but  in  any  event  at  least  fifteen  (15)  days  prior written  notice)  of  the  record  date
of the special meeting of shareholders to approve, or if there is no such record date, the
consummation    of,    such    merger,    consolidation,    exchange    of
shares,    recapitalization,
reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the
Borrower)  assumes  by  written  instrument  the  obligations  of  this  Section
1.6(b).    The  above
provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

                 (c) Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "Distribution"), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common
Stock  issuable  upon  such
conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

                 (d)  Adjustment  Due  to  Dilutive  Issuance.   If,  at  any
time  when  any  Notes
are issued and outstanding, the Borrower issues or sells, or in accordance with this Section 1.6(d) hereof is deemed to have issued or sold, except for shares of Common Stock issued directly to vendors or suppliers of the Borrower in satisfaction of amounts owed to such vendors or suppliers (provided, however, that such vendors or suppliers shall not have an arrangement to transfer, sell or assign such shares of Common Stock prior to the issuance of such shares), any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Conversion Price in effect on the date of such issuance (or deemed issuance) of such shares of Common Stock (a "Dilutive Issuance"), then immediately upon the
Dilutive Issuance, the Conversion Price will be reduced to the amount of the consideration per share received by the Borrower in such Dilutive Issuance.

                 The Borrower shall be deemed to have issued or sold shares of Common
Stock if the Borrower in any manner issues or grants any warrants, rights or options (not including employee stock option plans), whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities convertible into or exchangeable for Common
Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Conversion
Price  then  in  effect,  then  the  Conversion  Price  shall  be  equal  to
such  price  per  share.    For
purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Options" is determined by dividing (i) the total amount, if any, received  or  receivable  by  the  Borrower  as  consideration  for  the issuance  or  granting  of  all  such
Options, plus the minimum aggregate amount of additional consideration, if any, payable to the
Borrower upon the exercise of all such Options, plus, in the case of Convertible Securities
issuable   upon   the   exercise   of   such   Options,   the   minimum
aggregate   amount   of   additional
consideration payable upon the conversion or exchange thereof at the time such Convertible
Securities  first  become  convertible  or  exchangeable,  by  (ii)  the maximum  total  number  of  shares
of Common Stock issuable upon the exercise of all such Options (assuming full conversion of
Convertible  Securities,  if  applicable).    No  further  adjustment  to  the
Conversion  Price  will  be
made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

                 Additionally,  the  Borrower  shall  be  deemed  to  have
issued  or  sold  shares
of Common Stock if the Borrower in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options), and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price then in effect, then the Conversion
Price  shall  be  equal  to  such  price  per  share.    For  the  purposes  of
the  preceding  sentence,  the
"price per share for which Common Stock is issuable upon such conversion or exchange" is determined  by  dividing  (i)  the  total  amount,  if  any,  received  or receivable  by  the  Borrower  as
consideration for the issuance or sale of all such Convertible Securities, plus the minimum
aggregate   amount   of   additional   consideration,   if   any,   payable   to
the   Borrower   upon   the
conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon
the  conversion  or  exchange  of  all  such  Convertible  Securities.    No
further  adjustment  to  the
Conversion Price will be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                 (e)  Purchase  Rights.    If,  at  any  time  when  any  Notes
are  issued  and
outstanding,  the  Borrower  issues  any  convertible  securities  or  rights to  purchase  stock,  warrants,
securities or other property (the "Purchase Rights") pro rata to the record holders of any class of
Common   Stock,   then   the   Holder   of   this   Note   will   be   entitled
to   acquire,   upon   the   terms
applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common
Stock  acquirable  upon
complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of
Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                 (f)  Notice  of  Adjustments.    Upon  the  occurrence  of
each  adjustment  or
readjustment of the Conversion Price as a result of the events described in this Section 1.6, the
Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in  detail  the  facts  upon  which  such  adjustment  or  readjustment  is
based.   The  Borrower  shall,
upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

           1.7 Trading Market Limitations. Unless permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is then listed or traded, in no event shall the Borrower issue upon conversion of or otherwise pursuant to this
Note and the other Notes issued pursuant to the Purchase Agreement more than the maximum number of shares of Common Stock that the Borrower can issue pursuant to any rule of the principal United States securities market on which the Common Stock is then traded (the
"Maximum Share Amount"), which shall be 4.99% of the total shares outstanding on the Closing
Date (as defined in the Purchase Agreement), subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating
to  the  Common  Stock  occurring  after  the  date  hereof.   Once  the
Maximum  Share  Amount  has
been issued, if the Borrower fails to eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Borrower or any of its securities on the Borrower's ability to  issue  shares  of  Common  Stock  in  excess  of  the  Maximum  Share
Amount,  in  lieu  of  any
further  right  to  convert  this  Note,  this  will  be  considered  an  Event of  Default  under  Section  3.2
of the Note.

           1.8 Status  as  Shareholder.    Upon  submission  of  a  Notice  of
Conversion  by  a
Holder,  (i)  the  shares  covered  thereby  (other  than  the  shares,  if any,  which  cannot  be  issued
because their issuance would exceed such Holder's allocated portion of the Reserved Amount or
Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the
Holder's rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies  provided  herein  or  otherwise  available  at  law  or  in  equity to  such  Holder  because  of  a
failure  by  the  Borrower  to  comply  with  the  terms   of  this  Note.
Notwithstanding  the  foregoing,
if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th)
business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower) the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Borrower shall, as soon
as   practicable,   return   such   unconverted   Note   to   the   Holder   or,
if   the   Note   has   not   been
surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section
1.3  to  the  extent  required
thereby  for  such  Conversion  Default  and  any  subsequent  Conversion
Default  and  (ii)  the  right  to
have the Conversion Price with respect to subsequent conversions determined in accordance with
Section 1.3) for the Borrower's failure to convert this Note.

           1.9 Prepayment.   Notwithstanding anything to the contrary contained
in this Note,
the Borrower may prepay the amounts outstanding hereunder pursuant to the following terms and conditions:

                 (a) At any time during the period beginning on the Issue Date and ending on the date which is ninety (90) days following the Issue Date, the Borrower shall have the right, exercisable on not less than three (3) Trading Days prior written notice to the Holder of the Note to prepay the outstanding Note (principal and accrued interest), in full by making a payment to the Holder of an amount in cash equal to 125%, multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note plus (y) Default Interest, if any.

                 (b) At any time during the period beginning the day which is ninety one
(91) days following the Issue Date and ending on the date which is one hundred eighty (180)
days following the Issue Date, the Borrower shall have the right, exercisable on not less than three (3) Trading Days prior written notice to the Holder of the Note to prepay the outstanding
Note (principal and accrued interest), in full by making a payment to the Holder of an amount in cash equal to 135%, multiplied by the sum of: (w) the then outstanding principal amount of this
Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note plus (y)
Default Interest, if any.

                 (c) After the expiration of one hundred eighty (180) days following the date of the Note, the Borrower shall have no right of prepayment.

Any notice of prepayment hereunder (an "Optional Prepayment Notice") shall be delivered to the
Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than three
(3)  Trading  Days  from  the  date  of  the  Optional  Prepayment  Notice.
On  the  date  fixed  for
prepayment   (the   "Optional   Prepayment   Date"),   the   Borrower   shall
make   payment   of   the
applicable prepayment amount to or upon the order of the Holder as specified by the Holder in writing  to  the  Borrower  at  least  one  (1)  business  day  prior  to  the
Optional  Prepayment  Date.   If
the Borrower delivers an Optional Prepayment Notice and fails to pay the applicable prepayment amount due to the Holder of the Note within two (2) business days following the Optional
Prepayment Date, the Borrower shall forever forfeit its right to prepay the Note pursuant to this
Section 1.9.

                      ARTICLE II.  CERTAIN COVENANTS

           2.1 Distributions  on  Capital  Stock.    So  long  as  the  Borrower
shall  have  any
obligation under this Note, the Borrower shall not without the Holder's written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common
Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders' rights plan which is approved by a majority of the Borrower's disinterested directors.

           2.2 Restriction  on  Stock  Repurchases.   So  long  as  the
Borrower  shall  have  any
obligation under this Note, the Borrower shall not without the Holder's written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

           2.3 Borrowings.    So  long  as  the  Borrower  shall  have  any
obligation  under  this
Note,   the   Borrower   shall   not,   without   the   Holder's   written
consent,   create,   incur,   assume
guarantee,   endorse,   contingently   agree   to   purchase   or   otherwise
become   liable   upon   the
obligation   of   any   person,   firm,   partnership,   joint   venture   or
corporation,   except   by   the
endorsement of negotiable instruments for deposit or collection, or suffer to exist any liability for borrowed money, except (a) borrowings in existence or committed on the date hereof and of which the Borrower has informed Holder in writing prior to the date hereof, (b) indebtedness to trade creditors financial institutions or other lenders incurred in the ordinary course of business or (c) borrowings, the proceeds of which shall be used to repay this Note.

           2.4 Sale  of  Assets.   So  long  as  the  Borrower  shall  have  any
obligation  under  this
Note, the Borrower shall not, without the Holder's written consent, sell, lease or otherwise dispose  of  any  significant  portion  of  its  assets  outside  the  ordinary
course  of  business.    Any
consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

           2.5 Advances  and  Loans.    So  long  as  the  Borrower  shall  have
any  obligation
under this Note, the Borrower shall not, without the Holder's written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Borrower, except loans, credits or advances (a) in existence or committed on the date hereof and which the
Borrower has informed Holder in writing prior to the date hereof, (b) made in the ordinary course of business or (c) not in excess of $100,000.

           2.6 Section  3(a)(9)  or  3(a)(10)  Transaction.  So  long  as  this
Note  is  outstanding,
the Borrower shall not enter into any transaction or arrangement structured in accordance with, based upon, or related or pursuant to, in whole or in part, either
Section  3(a)(9)  of  the  Securities
Act  (a  "3(a)(9)  Transaction")  or  Section  3(a)(l0)  of  the  Securities
Act  (a  "3(a)(l0)  Transaction").
In the event that the Borrower does enter into, or makes any issuance of Common Stock related to a 3(a)(9) Transaction or a 3(a)(l0) Transaction while this note is outstanding, a liquidated damages charge of 25% of the outstanding principal balance of this Note, but not less than
Fifteen Thousand Dollars $15,000, will be assessed and will become immediately due and payable to the Holder at its election in the form of cash payment or addition to the balance of this
Note.

           2.7 Preservation of Existence, etc. The Borrower shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries (other than dormant Subsidiaries that have no or minimum assets) to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

           2.8 Non-circumvention.   The   Borrower   hereby   covenants   and
agrees   that   the
Borrower will not, by amendment of its Certificate or Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder.

                      ARTICLE III.  EVENTS OF DEFAULT

           If any of the following events of default (each, an "Event of Default") shall occur:

           3.1 Failure  to  Pay  Principal  or  Interest.   The  Borrower  fails
to  pay  the  principal
hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

           3.2 Conversion  and  the  Shares.   The  Borrower  fails  to  issue
shares  of  Common
Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in  certificated  form)  any  certificate  for  shares  of  Common  Stock issued  to  the  Holder  upon
conversion of or otherwise pursuant to this Note as and when required by this Note, the
Borrower  directs  its  transfer  agent  not  to  transfer  or  delays, impairs,  and/or  hinders  its  transfer
agent  in  transferring  (or  issuing)  (electronically  or  in  certificated form)  any  certificate  for  shares
of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this
Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this
Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall  continue  uncured  (or  any  written  announcement,  statement  or threat  not  to  honor  its
obligations shall not be rescinded in writing) for three (3) business days after the Holder shall
have  delivered  a  Notice  of  Conversion.   It  is  an  obligation  of  the
Borrower  to  remain  current  in
its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower's transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the
Holder within forty eight (48) hours of a demand from the Holder.

           3.3 Failure   to   Deliver   Transaction   Expense   Amount.     The
Borrower   fails   to
deliver the Transaction Expense Amount (as defined in the Purchase Agreement) to the Holder within three (3) business days of the date such amount is due.

           3.4 Breach  of  Covenants.   The  Borrower  breaches  any  material
covenant  or  other
material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

           3.5 Breach  of  Representations  and  Warranties.   Any
representation  or  warranty  of
the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

           3.6 Receiver  or  Trustee.   The  Borrower  or  any  subsidiary  of
the  Borrower  shall
make an assignment for the benefit of creditors or commence proceedings for its dissolution, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed for the
Borrower or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment.

           3.7 Judgments.   Any  money  judgment,  writ  or  similar  process
shall  be  entered  or
filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of twenty
(20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

           3.8 Bankruptcy.  Bankruptcy,    insolvency,    reorganization    or
liquidation
proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower, or the Borrower admits in writing its inability to pay its debts generally as they mature, or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable or the Borrower admits in writing its inability to pay its debts generally as they mature, or have filed against it an involuntary petition for bankruptcy relief, all under international, federal or state laws as applicable.

           3.9 Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCBB, a tier of the OTC Markets Group Inc. or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq Small Cap Market, the New York Stock Exchange, or the NYSE MKT.

           3.10     Failure  to  Comply  with  the  Exchange  Act.    The
Borrower  shall  fail  to
comply with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

           3.11     Liquidation.     Any  dissolution,  liquidation,  or
winding  up  of  Borrower  or
any substantial portion of its business.

           3.12     Cessation  of  Operations.    Any  cessation  of  operations
by  Borrower  or
Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

           3.13     Maintenance  of  Assets.   The  failure  by  Borrower  to
maintain  any  material
intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

           3.14     Financial Statement Restatement.The   restatement   of   any
financial
statements filed by the Borrower with the SEC for any date or period from two years prior to the
Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase
Agreement.

           3.15 Reverse Splits. The Borrower effectuates a reverse split of its Common
Stock without twenty (20) days prior written notice to the Holder.

           3.16 Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

           3.17     Cessation  of  Trading.   Any  cessation  of  trading  of
the  Common  Stock  on
at least one of the OTCBB, a tier of the OTC Markets Group Inc. or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq Small Cap Market, the New York Stock
Exchange, or the NYSE MKT, and such cessation of trading shall continue for a period of five consecutive (5) Trading Days.

           3.18     Cross-Default.   Notwithstanding  anything  to  the
contrary  contained  in  this
Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled
(but in no event required) to apply all rights and remedies of the Holder under the terms of this
Note   and   the   Other   Agreements   by   reason   of   a   default   under
said   Other   Agreement   or
hereunder.   "Other  Agreements"  means,  collectively,  all  agreements  and instruments  between,
among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the
Holder, including, without limitation, promissory notes; provided, however, the term "Other
Agreements"  shall  not  include  the  agreements  and  instruments  defined  as
the  Documents.   Each
of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

           3.19     Bid  Price.   The  Borrower  shall  lose  the  "bid" price
for  its  Common  Stock
($0.0001  on  the  "Ask"  with  zero  market  makers  on  the  "Bid"  per  Level
2)  and/or  a  market
(including  the  OTCBB,  any  tier  of  the  OTC  Markets  Group  Inc.   or  an
equivalent  replacement
exchange).

           3.20     OTC   Markets   Designation.      OTC   Markets   changes
the   Borrower's
designation   to   `No   Information'   (Stop   Sign),   `Limited   Information'
(Yield   Sign),   `Caveat
Emptor' (Skull and Crossbones), or `OTC', `Other OTC' or `Grey Market' (Exclamation Mark
Sign).

Upon the occurrence and during the continuation of any Event of Default specified in Section 3.1
(solely with respect to failure to pay the principal hereof or interest thereon when due at the
Maturity Date), the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Default
Sum (as defined herein).  UPON THE OCCURRENCE AND DURING THE CONTINUATION
OF   ANY   EVENT   OF   DEFAULT   SPECIFIED   IN   SECTION   3.2,   THE   NOTE
SHALL
BECOME IMMEDIATELY DUE AND PAYABLE AND THE BORROWER SHALL PAY TO
THE   HOLDER,   IN   FULL   SATISFACTION   OF   ITS   OBLIGATIONS   HEREUNDER,
AN
AMOUNT EQUAL TO: (Y) THE DEFAULT SUM (AS DEFINED HEREIN); MULTIPLIED BY (Z) TWO (2). Upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due on this Note upon acceleration), 3.3, 3.4, 3.6, 3.8, 3.9, 3.11, 3.12, 3.13, 3.14,
3.15,  3.16.  3.17,  3.18,  3.19  and/or  3.20  exercisable  through  the delivery  of  written  notice  to  the
Borrower by such Holders (the "Default Notice"), and upon the occurrence of an Event of
Default specified the remaining sections of Article III (other than failure to pay the principal hereof or interest thereon at the Maturity Date specified in Section 3,1 hereof), the Note shall
become   immediately   due   and   payable   and   the   Borrower   shall   pay
to   the   Holder,   in   full
satisfaction of its obligations hereunder, an amount equal to (i) 130% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "Mandatory Prepayment Date") plus
(y)  Default  Interest,  if  any,  on  the  amounts  referred  to  in  clauses
(w)  and/or  (x)  plus  (z)  any
amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof (the then outstanding principal  amount  of  this  Note  to  the  date  of  payment  plus  the amounts  referred  to  in  clauses  (x),
(y)  and  (z)  shall  collectively  be  known  as  the  "Default  Sum")  or
(ii)  at  the  option  of  the  Holder,
the "parity value" of the Default Sum to be prepaid, where parity value means (a) the highest number of shares of Common Stock issuable upon conversion of or otherwise pursuant to such
Default Sum in accordance with Article I, treating the Trading Day immediately preceding the
Mandatory Prepayment Date as the "Conversion Date" for purposes of determining the lowest applicable Conversion Price, unless the Default Event arises as a result of a breach in respect of a specific Conversion Date in which case such Conversion Date shall be the Conversion Date), multiplied by (b) the highest Trading Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory
Prepayment   Date   (the   "Default   Amount")   and   all   other   amounts
payable   hereunder   shall
immediately become due and payable, all without demand, presentment or notice, all of which hereby  are  expressly  waived,  together  with  all  costs,  including, without  limitation,  legal  fees  and
expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies
available  at  law  or  in  equity.   Further,  if  a  breach  of  Sections
3.9,  3.10  and/or  3.19  occurs  or  is
continuing after the six (6) month anniversary of this Note, then the principal amount of the Note shall increase by Fifteen Thousand and No/100 United States Dollars ($15,000) (under Holder's and Borrower's expectation that any principal amount increase will tack back to the Issue Date)
and the Holder shall be entitled to use the lowest Trading Price during the delinquency period as a base price for the conversion with the Variable Conversion Price shall be redefined to mean forty percent (40%) multiplied by the Market Price, subject to adjustment as provided in this
Note. For example, if the lowest Trading Price during the delinquency period is $0.01 per share and the conversion discount is 50%, then the Holder may elect to convert future conversions at
$0.005  per  share.   If  this  Note  is  not  paid  at  Maturity  Date,  then
the  outstanding  principal  due
under this Note shall increase by Fifteen Thousand and No/100 United States Dollars ($15,000).

If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default
Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount
divided   by   the   Conversion   Price   then   in   effect.     This
requirement   by   the   Borrower   shall
automatically apply upon the occurrence of an Event of Default without the need for any party to give any notice or take any other action.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including, without limitation, engaging an attorney, then if the Holder prevails in such action, the
Holder shall be reimbursed by the Borrower for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

                       ARTICLE IV.  MISCELLANEOUS

           4.1 Failure  or  Indulgence  Not  Waiver.    No  failure  or  delay
on  the  part  of  the
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other  or  further  exercise  thereof  or  of  any  other  right,  power  or
privileges.    All  rights  and
remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

           4.2 Notices.     All   notices,   demands,   requests,   consents,
approvals,   and   other
communications   required   or   permitted   hereunder   shall   be   in
writing   and,   unless   otherwise
specified  herein,  shall  be  (i)  personally  served,  (ii)  deposited  in the  mail,  registered  or  certified,
return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written
notice.   Any  notice  or  other  communication  required  or  permitted  to  be given  hereunder  shall  be
deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the  first  business  day  following  such  delivery  (if  delivered  other than  on  a  business  day  during
normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address,  or  upon  actual  receipt  of  such  mailing,  whichever  shall  first
occur.   The  addresses  for
such communications shall be:

         If to the Borrower, to:

           Clean Energy Technologies, Inc.
           2990 Redhill Avenue
           Costa Mesa, CA 92626
           Attn:  John Bennett, CFO
           E-mail:  jbennett@cetyinc.com

         With a copy to (which copy shall not constitute notice):

           Law Office of Andrew Coldicutt
           1220 Rosecrans Street, PMB 258
           San Diego, CA 92106
           Attn:  Andrew Coldicutt, Esq.
           E-mail: andrew@coldicuttlaw.com

         If to the Holder:

           Auctus Fund, LLC
           101 Arch Street, 20th Floor
           Boston, MA 02110
           Attn: Lou Posner
           Facsimile: (617) 532-6420

         With a copy to (which copy shall not constitute notice):

           Lucosky Brookman LLP
           101 Wood Avenue South, 5th Floor
           Woodbridge, NJ 08830
           Attn: Joseph M. Lucosky, Esq.
           Facsimile: (732) 395-4401

           4.3 Amendments.   This  Note  and  any  provision  hereof  may  only
be  amended  by
an  instrument  in  writing  signed  by  the  Borrower  and  the  Holder.    The
term  "Note"  and  all
reference thereto, as used throughout this instrument, shall mean this instrument (and the other
Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

           4.4 Assignability.     This   Note   shall   be   binding   upon
the   Borrower   and   its
successors and assigns, and shall inure to be the benefit of the Holder and its successors and
assigns.   Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a)
of  the  1933  Act).    Notwithstanding  anything  in  this  Note  to  the
contrary,  this  Note  may  be
pledged   as   collateral   in   connection   with   a   bona   fide   margin
account   or   other   lending
arrangement.   The  Holder  and  any  assignee,  by  acceptance  of  this  Note, acknowledge  and  agree
that following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

           4.5 Cost  of  Collection.    If  default  is  made  in  the  payment
of  this  Note,  the
Borrower   shall   pay   the   Holder   hereof   reasonable   costs   of
collection,   including   reasonable
attorneys' fees.

           4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall  be  brought  only  in  the  state  courts  of  Massachusetts  or  in  the federal  courts  located  in  the
Commonwealth  of  Massachusetts.     The  parties  to  this  Note  hereby
irrevocably  waive  any
objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense  based  on  lack  of  jurisdiction  or  venue  or  based  upon  forum
non  conveniens.    THE
BORROWER  HEREBY  IRREVOCABLY  WAIVES  ANY  RIGHT  IT  MAY  HAVE  TO,
AND  AGREES  NOT  TO  REQUEST,  A  JURY  TRIAL  FOR  THE  ADJUDICATION  OF
ANY  DISPUTE  HEREUNDER  OR  IN  CONNECTION  WITH  OR  ARISING  OUT  OF
THIS  NOTE  OR  ANY  TRANSACTION  CONTEMPLATED  HEREBY.    The  prevailing
party  shall  be  entitled  to  recover  from  the  other  party  its
reasonable  attorney's  fees  and  costs.   In
the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be  deemed  inoperative  to  the  extent  that  it  may  conflict  therewith and  shall  be  deemed  modified
to  conform  with  such  statute  or  rule  of  law.   Any  such  provision
which  may  prove  invalid  or
unenforceable under any law shall not affect the validity or enforceability of any other provision
of  any  agreement.      Each  party  hereby  irrevocably  waives  personal
service  of  process  and
consents to process being served in any suit, action or proceeding in connection with this
Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

           4.7 Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be  paid  at  that  time)  plus  accrued  and  unpaid  interest  plus  Default
Interest  on  such  interest,  the
Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the
Borrower represents stipulated damages and not a penalty and is intended to compensate the
Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the
price  paid  for  such  shares  pursuant  to  this  Note.   The  Borrower  and
the  Holder  hereby  agree  that
such amount of stipulated damages is not plainly disproportionate to the possible loss to the
Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

           4.8 Purchase  Agreement.   By  its  acceptance  of  this  Note,  each
party  agrees  to  be
bound by the applicable terms of the Purchase Agreement.

           4.9 Notice  of  Corporate  Events.   Except  as  otherwise  provided
below,  the  Holder
of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock. The Borrower shall provide the Holder with prior notification of any meeting of the Borrower's shareholders (and copies of proxy materials and
other  information  sent  to  shareholders).   In  the  event  of  any  taking
by  the  Borrower  of  a  record
of  its  shareholders  for  the  purpose  of  determining  shareholders  who are  entitled  to  receive
payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Borrower or any proposed liquidation, dissolution  or  winding  up  of  the  Borrower,  the  Borrower  shall  mail  a notice  to  the  Holder,  at
least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation  of  the  transaction  or  event,  whichever  is  earlier),  of the  date  on  which  any  such
record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other
event to the extent known at such time.   The Borrower shall make a public
announcement of any
event   requiring   notification   to   the   Holder   hereunder   substantially
simultaneously   with   the
notification  to  the  Holder  in  accordance  with  the  terms  of  this
Section  4.9  including,  but  not
limited to, name changes, recapitalizations, etc. as soon as possible under law.

           4.10 Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable provision shall automatically be revised to equal the maximum rate of interest or other amount deemed interest permitted under applicable law. The Borrower covenants (to the extent that it may lawfully do
so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Borrower from paying all or a portion of the principal or interest on this Note.

           4.11     Remedies.     The   Borrower   acknowledges   that   a
breach   by   it   of   its
obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and
purpose  of  the  transaction  contemplated  hereby.   Accordingly,  the
Borrower  acknowledges  that
the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the
Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being
required.   No provision of this Note shall alter or impair the obligation of the Borrower, which is
absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

           4.12     Severability.    In  the  event  that  any  provision  of
this  Note  is  invalid  or
unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

           4.13 Dispute Resolution. In the case of a dispute as to the determination of the
Conversion Price, Conversion Amount, any prepayment amount or Default Amount, Default
Sum, Closing or Maturity Date, the closing bid price, or fair market value (as the case may be) or the arithmetic calculation of the Conversion Price or the applicable prepayment amount(s) (as the case may be), the Borrower or the Holder shall submit the disputed determinations or arithmetic calculations via facsimile (i) within two (2) Business Days after receipt of the applicable notice giving  rise  to  such  dispute  to  the  Borrower  or  the  Holder  or  (ii)
if  no  notice  gave  rise  to  such
dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Borrower are unable to agree upon such determination or calculation within two (2) Business Days of such disputed determination or arithmetic calculation (as the case may
be) being submitted to the Borrower or the Holder, then the Borrower shall, within two (2)
Business Days, submit via facsimile (a) the disputed determination of the Conversion Price, the closing bid price, the or fair market value (as the case may be) to an independent, reputable investment bank selected by the Borrower and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Price, Conversion Amount, any prepayment amount or
Default Amount, Default Sum to an independent, outside accountant selected by the Holder that is reasonably acceptable to the Borrower. The Borrower shall cause at its expense the investment bank or the accountant to perform the determinations or calculations and notify the Borrower and the Holder of the results no later than ten (10) Business Days from the time it receives such disputed determinations or calculations. Such investment bank's or accountant's determination or calculation shall be binding upon all parties absent demonstrable error.

           4.14 Terms of Future Financings. So long as this Note is outstanding, upon any issuance by the Borrower or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Note, then the Borrower shall notify the Holder of such additional or more favorable term and such term, at Holder's option, shall become a part of the
transaction  documents  with  the  Holder.   The  types  of  terms  contained
in  another  security  that
may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion lookback periods, interest rates,
original   issue   discounts,   stock   sale   price,   private   placement
price   per   share,   and   warrant
coverage.

           4.15     Piggyback  Registration  Rights.   The  Borrower  shall
include  on  the  next
registration statement the Borrower files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of this Note.
Failure to do so will result in liquidated damages of 25% of the outstanding principal balance of this Note, but not less than Fifteen Thousand and No/100 United States Dollars ($15,000), being immediately due and payable to the Holder at its election in the form of cash payment or addition to the balance of this Note.




                            [signature page follows]

      IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the date first above written.

                                        CLEAN    ENERGY    TECHNOLOGIES,
                                        INC.











                                        By:



                                        Name: Meddy Sahebi
                                        Title: Executive Chairman

                                EXHIBIT A
                          NOTICE OF CONVERSION

           The undersigned hereby elects to convert $_________________principal amount of the Note (defined below) together with $________________ of accrued and unpaid interest thereto, totaling $_____________ into that number of shares of Common Stock to be issued pursuant to the conversion of the Note ("Common Stock") as set forth below, of Clean Energy
Technologies, Inc., a Nevada corporation (the "Borrower"), according to the conditions of the convertible note of the Borrower dated as of July 6, 2016 (the "Note"), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

      [ ] The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with
           DTC through its Deposit Withdrawal At Custodian system ("DWAC Transfer").

           Name of DTC Prime Broker:
           Account Number:

      [  ] The   undersigned   hereby   requests   that   the   Borrower   issue
a   certificate   or
           certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s)
           specified immediately below or, if additional space is necessary, on an attachment hereto:

           Name: [NAME]
           Address: [ADDRESS]

           Date of Conversion:                      _____________
           Applicable Conversion Price:            $____________
           Number of Shares of Common Stock to be Issued
             Pursuant to Conversion of the Notes: ______________ Amount of Principal Balance Due remaining
             Under the Note after this conversion: ______________ Accrued and unpaid interest remaining: ______________

           [HOLDER]



           By:_____________________________
           Name:  [NAME]
           Title:    [TITLE]
           Date:  [DATE]




4818-3048-2483, v.  1-2690-2064, v.  1-0454, v.  1